BILL OF SALE AND GENERAL ASSIGNMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, **ARC MHP LLC**, a South Carolina limited liability company ("***Assignor***"), as of this 31st day of December 2020, does hereby grant, bargain, sell, transfer, convey, assign, and deliver unto **GVEST HOMES I LLC**, a Delaware limited liability company ("***Assignee***"), all of Assignor's right, title and interest (if any, none being warranted hereby, and only to the extent legally assignable or transferrable by Assignor) in and to the following (collectively, the "***Property***"):

(a) All mobile homes or manufactured homes set forth on Exhibit A attached hereto and incorporated herein by reference (the "***Homes***");

(b) All mechanical systems and equipment comprising a part of or attached to the Homes, including, but not limited to electrical systems, plumbing systems, heating systems, air conditioning systems, security, alarm and entry systems, and satellite, cable or other television systems, but not those mechanical systems or equipment that are a part of the real property on which such Homes are situated;

(c) All licenses, permits, approvals and authorizations required for the use and operation of the Homes, but not any licenses, permits, approvals or authorizations relating to the real property on which such Homes are situated;

(d) All warranties, guaranties or bonds covering any of the Homes, but not any warranties, guaranties or bonds covering the real property on which such Homes are situated; and

(e) All intangible property, goodwill, rights and privileges owned by Assignor and in any way related to, or used in connection with, the ownership, operation, maintenance, use or occupancy of the Homes, but not to the extent related to, or used in connection with, the ownership, operation, maintenance, use or occupancy of the real property on which such Homes are situated.

TO HAVE AND TO HOLD the Property unto Assignee, its successors and assigns forever.

Assignor agrees to take such other actions as reasonably necessary to convey title to the Homes to Assignee, including delivering available certificates of title together with any DMV forms, powers of attorney or other documentation that be reasonably necessary to transfer title to such Homes.

THE PROPERTY IS HEREBY CONVEYED TO ASSIGNEE IN AN "AS IS," "WHERE IS," "WITH ALL FAULTS" CONDITION, AND ASSIGNOR DOES NOT WARRANT, AND HEREBY EXPRESSLY DISCLAIMS, ANY AND ALL WARRANTIES OF TRANSFER, QUALITY, FITNESS AND MERCHANTABILITY RELATING TO ANY OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF THE PROPERTY OR THE FITNESS OF ANY OF THE PROPERTY CONVEYED HEREBY FOR A PARTICULAR USE OR PURPOSE OR FOR ASSIGNEE'S INTENDED USE OR PURPOSE.

[Signature Page Follows]

IN WITNESS WHEREOF, Assignor has executed this Bill of Sale and General Assignment as of the date first set forth above.

ASSIGNOR:

ARC MHP LLC,
a South Carolina limited liability company

By: Manufactured Housing Properties Inc.,
a Nevada corporation, its Sole Member

By: ____________________
Name: Raymond M. Gee
Its: Chief Executive Officer

ASSIGNEE:

GVEST HOMES I LLC.
a Delaware limited liability company

By: ____________________
Name: Raymond M. Gee
Title: Manager

Resident Last Name	Address	City	State	Model Year	Manufacturer	Model	VIN#	Width	Length	DW/SW	Purchase Price
Adams, Stacey	100 Hidden Valley Dr	Lexington	SC	1988	FREEDOM	HONC	HONC56014CK2506788	14	76	S	14,872.93
Adcox, Herman	03 Wildernes Rd	Lexington	SC	1985	OAKWOOD	C17	ONC17014CK2119061	14	66	S	13,858.77
Aguilar, Maria	4216 Augusta Rd	Lexington	SC	1989	CLAYTON	CLM0R	CLM047244TN	14	66	S	13,858.77
Ancrum, Lawrencia	2700 Oakwood Dr	West Columbia	SC	1997	UTHERN HC	SELITE	SSDAL18136-2	14	66	S	13,858.77
Anderson, Rosalind	100 Hidden Valley Dr	Lexington	SC	1998	FLEETWOOD	GAFL	GAFLW39A10811V411	28	61	S	24,926.77
Anthony, Carl	100 Hidden Valley Dr	Lexington	SC	1995	PIONEER	SAME	H306GA6868	14	76	S	15,161.15
Ashford, Raven	100 Hidden Valley Dr	Lexington	SC	1998	FLEETWOOD	2662	GAFLW39A11002V412	14	68	S	13,261.68
Avila Alberto, Cirila	100 Hidden Valley Dr	Lexington	SC	1998	FLEETWOOD	VALU	GAFLW39A11006-V412	28	64	S	25,729.66
Baker, Rhudo HAP	100 Hidden Valley Dr	Lexington	SC	1998	FLEETWOOD	GAFLV	GAFLV39A09295V411	16	76	S	15,992.98
Bamberg, Alberta HAP	100 Hidden Valley Dr	Lexington	SC	1997	FLEETWOOD	VALU	GAFLV39A08716V411	16	80	S	17,133.13
Bell, Brenda	100 Hidden Valley Dr	Lexington	SC	1999	BELLCREST	AGNOLIA SPRINGS	GBHMM52592	14	56	S	14,120.97
Bellon, Lizzie HAP	100 Hidden Valley Dr	Lexington	SC	1995	PIONEER	PHB683	PH360GA6866	14	56	S	10,487.45
Bowman Draft, Betty	24 Lilly Pond Rd	Lexington	SC	1999	BUCCANEER	6363P98	ALBUS28167	28	60	S	20,345.14
Bowman, Tina	07 Wildernes Rd	Lexington	SC	1999	FLEETWOOD	VALUE ELITE	GAFLW39A12231VH12	16	76	S	17,944.62
Boyles, Lisa	100 Hidden Valley Dr	Lexington	SC	1984	FLEETWOOD	VAFL1	VAFL1AD44197636	14	65	S	11,681.84
Brewington, Henry	04 Camelia Dr.	Lexington	SC	1996	HANDELEU	UNK	CH1AL13852	14	66	S	14,120.97
Broaden, Michael	02 Lilly Pond Rd	Lexington	SC	1990	MASCOT	MHGO	MHG08084	14	70	S	13,719.59
Broadwater, Brandon	100 Hidden Valley Dr	Lexington	SC	1998	FLEETWOOD	2662	GAFLW39A11000V411	14	70	S	9,493.95
Brooks, Ethel HAP	100 Hidden Valley Dr	Lexington	SC	1998	GENERAL	168376	LHSC517981534	14	66	S	14,120.97
Brown, Annie HAP	03 Tryon Trail	Lexington	SC	1996	FLEETWOOD	6602	GAFLS75A64679WE12	14	66	S	13,858.77
Brown, Leslie	407 Cardinal Dr.	Lexington	SC	1997	BELLCREST	GBHMK	GBHMK50661	14	70	S	12,356.48
Brown, Miracle HAP	100 Hidden Valley Dr	Lexington	SC	1997	FLEETWOOD	WESTON	A28118WL12	10	50	S	5,727.77
Brown, Nicky HAP	09 Camelia Dr.	Lexington	SC	1999	FLEETWOOD	GAFLW	GAFLW39A11917V412	16	76	S	15,667.70
Brown, Shalena HAP	504 Cardinal Ct.	Lexington	SC	1999	OAKWOOD	HONC	HONC07711587AB	14	70	S	14,264.83
Butler, Darcelle	4216 Augusta Rd	Lexington	SC	1997	FLEETWOOD	CORONADO	NCFLV41A7530C013	12	52	S	7,571.43
Camacho Ortiz, Ishmael	04 Poppy Trail	Lexington	SC	1998	OAKWOOD	HOTN	HOTN12C06528	16	76	S	15,667.70
Canty, William	415 Cardinal Dr.	Lexington	SC	1997	WAYCROSS	PHOENIX	HC006638GA	16	80	S	16,795.62
Cash, Earletha	16 Wildernes Rd	Lexington	SC	1998	OAKWOOD	UNK	HOTN12C05241	14	66	S	13,072.14
Castillo Pequeno, Blanc	100 Hidden Valley Dr	Lexington	SC	1997	HOMESTEAD	HMST	HMST11853GA	14	70	S	11,538.62
Chamberlain, Michelle	07 Poppy Trail	Lexington	SC	1999	HBOS	HBOS	HOTN12C07126	14	66	S	11,236.67
Cooley, Donna	04 Edge St	Lexington	SC	2000	FLEETWOOD	ANNIV	NCFLX41A64623AV13	14	70	S	13,719.59
Cooper, Chad	502 Cardinal Ct.	Lexington	SC	1981	UCKINGHAI	TAYLOR	TANCBU66142CK108301	0		S	3,632.59
Cordero, Nancy	17 Wildernes Rd	Lexington	SC	1998	WATE	SELECT	17L02824	16	80	S	17,133.13
Cunningham-Allen, Kim	100 Hidden Valley Dr	Lexington	SC	1996	HBOS	9999991	HONC3310857	14	65	S	13,858.77
Davis, Janie HAP	4216 Augusta Rd	Lexington	SC	1999	FLEETWOOD	NCF	NCFLX41A62226V013	16	80	S	17,470.65
Davis, Julia HAP	508 Cardinal Ct.	Lexington	SC	1997	REDMAN	SHERATON	149-00386	16	76	S	16,318.25
Dease, Kelvin	4216 Augusta Rd	Lexington	SC	1993	GENERAL	COMMANDER	GMHGA204938390	14	68	S	11,924.31
Eddings, Darren HAP	100 Hidden Valley Dr	Lexington	SC	1996	FLEETWOOD	BROAD	GAFLT07A36960BM12	14	56	S	9,778.33
English, Debra HAP	06 Edge St	Lexington	SC	1991	FLEETWOOD	ROADMORE GAFL	GAFLL07A21969BM	28	70	S	25,507.86
Evans, Chassity	100 Hidden Valley Dr	Lexington	SC	1999	DESTINY	HOGA	HOGA18100318	16	76	S	15,667.70
Evans, Chelsea HAP	2700 Oakwood Dr	West Columbia	SC	1999	PIONEER	FITZGERALD	PH1506GA16303	14	66	S	13,596.56
Evans, Miranda	2700 Oakwood Dr	West Columbia	SC	1998	OAKWOOD	UNK	HOTN12C05866	14	66	S	13,858.77

Resident Last Name	Address	City	State	Model Year	Manufacturer	Model	VIN#	Width	Length	DW/SW	Purchase Price
Felder, Jeremy	2700 Oakwood Dr	West Columbia	SC	1999	FLEETWOOD	GAFLW	GAFLW39A11918V412	12	62	S	7,083.12
Flowers, Terris	100 Hidden Valley Dr	Lexington	SC	1997	OAKWOOD	HONC	HONC07707267	14	80	S	14,977.79
Forster, Troy	19 Wildernes Rd	Lexington	SC	1969	SKYLINE	HOMETTE	73MH40302MELL09C	16	76	S	15,342.43
Gadson, Federick HAP	100 Hidden Valley Dr	Lexington	SC	1995	FLEETWOOD	WESTON	GAFLR75A6223WE	14	66	S	13,334.34
Glover, Donyell	100 Hidden Valley Dr	Lexington	SC	1997	OAKWOOD	UNK	55775	14	60	S	13,255.95
Goodwin, Wilhelmina	100 Hidden Valley Dr	Lexington	SC	1999	HBOS	HBOS	HONC03319219	16	76	S	16,318.25
Greene, Shemeka	01 Tryon Trail	Lexington	SC	1998	FLEETWOOD	GAFL	GAFLV39A08977V412	16	60	S	13,844.87
Hall, Laverna HAP	100 Hidden Valley Dr	Lexington	SC	2003	CLAYTON	CLM08	CLM080668TN	16	76	S	13,720.07
Hampton, Tahilian HAP	404 Cardinal Dr.	Lexington	SC	1997	SOUTHERN	UNK	SSDAL167453	14	70	S	11,811.23
Hancock, Tamatha	100 Hidden Valley Dr	Lexington	SC	1988	FREEDOM	56140	56140278X	14	70	S	10,175.51
Harris, Aisha	100 Hidden Valley Dr	Lexington	SC	1998	GENERAL	GMHGA	GMHGA2089714998	16	76	S	15,992.98
Harris, Sandra HAP	2700 Oakwood Dr	West Columbia	SC	1998	FLEETWOOD	V412	GAFLW39A10981V412	14	66	S	13,858.77
Harrison, Tennille	08 Edge St	Lexington	SC	1998	OAKWOOD	UNK	HOTN12C05083	14	70	S	9,766.57
Harvey, Jessica	100 Hidden Valley Dr	Lexington	SC	1977	NORRIS	NT41	NT4117632	16	76	S	15,992.98
Hattaway, Gloria HAP	100 Hidden Valley Dr	Lexington	SC	1999	OAKWOOD	HOTN1	HOTN12C08823	24	56	S	15,063.90
Helmick, Heidi HAP	03 Poppy Trail	Lexington	SC	1999	CLAYTON	UNK	N01024801TN	14	70	S	14,537.45
Hill, Le'Ann	4216 Augusta Rd	Lexington	SC	1998	FLEETWOOD	2662	GAFLW39A10812V411	16	76	S	15,992.98
Hill, Mikayla	02 Wildernes Rd	Lexington	SC	1997	GENERAL	GMHGA	GMHGA2479614715	14	70	S	15,355.31
Hipps, Bridgett	2700 Oakwood Dr	West Columbia	SC	1998	OAKWOOD	HON	HONC05529774	14	70	S	13,992.21
Inabinet, Julia	402 Cardinal Dr.	Lexington	SC	1994	CLAYTON	WINNER	OHC003043NC	14	70	S	14,537.45
James, Danica	21 Wildernes Rd	Lexington	SC	1996	FLEETWOOD	66628	GAFLT07A36610W212	16	76	S	16,643.53
Jefferson, Tarsha	05 Tryon Trail	Lexington	SC	1983	HORTON	UNK	25744-G	16	76	S	15,992.98
Johnson, Jawanda	2700 Oakwood Dr	West Columbia	SC	1996	OAKWOOD	UNK	HONC07705362	16	70	S	15,906.06
Jones, Bessie	10 Poppy Trail	Lexington	SC	1999	CLAYTON	SPIRIT	CLS095034TN	16	76	S	15,342.43
Lykes, Lashondra	2700 Oakwood Dr	West Columbia	SC	1982	SCOTT	SHOWCASE	SHS1WGA22821150	14	28	S	7,027.16
Mack, Amber	22 Lilly Pond Rd	Lexington	SC	1995	GENERAL	COMMANDER	GMHGA203954853	14	70	S	14,264.83
Maslen, Dotty HAP	2700 Oakwood Dr	West Columbia	SC	1988	CHAMPION	TITAN	4988132965	14	70	S	14,264.83
McBride, Enjoli HAP	2700 Oakwood Dr	West Columbia	SC	1983	TAYLOR	TANCTA	TANCTAG6142CK122070	14	66	S	10,974.46
McLaughlin, Misty	410 Cardinal Dr.	Lexington	SC	1992	OAKWOOD	HONC	HONC27014FK2224667	14	66	S	13,858.77
McLendon, David HAP	100 Hidden Valley Dr	Lexington	SC	1996	OAKWOOD	UNK	HONC03309752	14	80	S	12,589.33
Milligan, Nellie HAP	08 Poppy Trail	Lexington	SC	1997	OAKWOOD	UNK	H0NC05528316AB	14	70	S	13,446.96
Mims, Treva HAP	04 Lilly Pond Rd	Lexington	SC	1987	DYNASTY	F2DG	F2D66S143FB4636GA	26	48	S	17,636.60
Moultrie, Shawnia	4216 Augusta Rd	Lexington	SC	1990	BELLCREST	GBHMD	GBHMD11998A&B	16	76	S	15,992.98
Myers, Treika HAP	10 Camelia Dr.	Lexington	SC	1997	OAKWOOD	HBOS	HOTN12C03728	14	80	S	14,977.79
Nix, Wayne	4216 Augusta Rd	Lexington	SC	1989	TIDWELL	UNK	5363	14	70	S	11,811.23
Norman, Wesley	26 Lilly Pond Rd	Lexington	SC	1995	FLEETWOOD	BROADMORE	GAFLS07A33739-BM12	14	76	S	13,143.65
Odom, Ebony	414 Cardinal Dr.	Lexington	SC	1995	VOGUE	UNK	NCFLR41A40750VO	14	56	S	12,851.20
Oliver, Eugene	01 Camelia Dr.	Lexington	SC	1994	OXFORD	STONEBROOK	OHC002581NC	16	76	S	15,992.98
Pairol, Patricia	100 Hidden Valley Dr	Lexington	SC	1983	CRAFTSMAN	CUSTOMCRFT	CHI82528NC	14	70	S	9,902.89
Paris, Terry HAP	100 Hidden Valley Dr	Lexington	SC	1997	OAKWOOD	HOTN1	HOTN12C02587	16	76	S	16,025.79
Parker, Chad	4216 Augusta Rd	Lexington	SC	1986	TAYLOR	TANK	TANCST66143CK133721	16	80	S	16,795.62
Parker, Justin	2700 Oakwood Dr	West Columbia	SC	2002	OAKWOOD	OAKFRE	HONC03323496	14	70	S	14,537.45
Philips, Jamie	100 Hidden Valley Dr	Lexington	SC	2003	FLEETWOOD	WESTON	GAFL207A49972WE12	14	68	S	13,261.68

Resident Last Name	Address	City	State	Model Year	Manufacturer	Model	VIN#	Width	Length	DW/SW	Purchase Price
Pugh, Sharoniqua HAP	409 Cardinal Dr.	Lexington	SC	1996	CRIMSON	TIDWELL	CALS7088	14	80	S	12,290.77
Randall, Savannah	100 Hidden Valley Dr	Lexington	SC	1999	BELLCREST	AGNOLIA SPRINGS	GBHMM52618	16	70	S	15,906.06
Reed, Heather	100 Hidden Valley Dr	Lexington	SC	1997	OAKWOOD	UNK	HONC07708626	16	80	S	16,795.62
Richards, LaKeisha HAP	100 Hidden Valley Dr	Lexington	SC	1988	SCHULT	UNK	C-230169	14	70	S	13,992.21
Roach, Marvino HAP	100 Hidden Valley Dr	Lexington	SC	1996	OAKWOOD	UNK	HOTN12C01922	14	66	S	11,498.88
Robinson, Cameshia HA	2700 Oakwood Dr	West Columbia	SC	1998	FLEETWOOD	GAFL	GAFLV39A09157V412	14	66	S	13,858.77
Scales, Bernice HAP	417 Cardinal Dr.	Lexington	SC	2000	DESTINY	HOGA	HOGA18105752	14	66	S	13,858.77
Shivers, Melva	100 Hidden Valley Dr	Lexington	SC	1995	GENERAL	COMMANDER	GMHGAA350944225A&B	16	80	S	16,120.59
Slaughter, Sheila HAP	100 Hidden Valley Dr	Lexington	SC	1997	OAKWOOD	UNK	HONC0331266	14	66	S	14,120.97
Smith, Erica HAP	418 Cardinal Dr.	Lexington	SC	2001	Palm Harbor	SEP364	13510	14	66	S	13,596.56
Smith, Lashaneal HAP	2700 Oakwood Dr	West Columbia	SC	1996	DESTINY	PEACH	PT51074A&B	16	80	S	16,120.59
Smith, Nichelle N	100 Hidden Valley Dr	Lexington	SC	1983	SEVILLE	FDGA	FDGA53245	16	76	S	16,968.80
Soza, Roman	100 Hidden Valley Dr	Lexington	SC	1990	CLAYTON	KINST	HC003573NC	16	76	S	15,667.70
Stacey, Dustin	07 Camelia Dr.	Lexington	SC	1998	FLEETWOOD	2662	GAFLW39A11001V411	16	66	S	13,942.28
Stallworth, Lakeisha HA	01 Wildernes Rd	Lexington	SC	1989	MASCOT	MHG98	MHG98056	14	70	S	11,538.62
Staten, Erick HAP	100 Hidden Valley Dr	Lexington	SC	1996	PIONEER	506	PH1506GA9983	16	80	S	16,458.10
Stephenson, Taifa HAP	100 Hidden Valley Dr	Lexington	SC	1986	OAKWOOD	HONC	HONC27614CK3217034	16	80	S	16,458.10
Stevens, Irene	100 Hidden Valley Dr	Lexington	SC	1995	PIONEER	PHB68	PH306GA6870	16	80	S	16,458.10
Stevenson, Sonia HAP	100 Hidden Valley Dr	Lexington	SC	1998	FLEETWOOD	WEST	GAFLV75A30920WS12	14	68	S	11,924.31
Stewart, Kenya HAP	100 Hidden Valley Dr	Lexington	SC	1998	FLEETWOOD	GAFLV	GAFLV39A09159V412	14	70	S	10,720.75
Sultan, Dee Dee	14 Lilly Pond Rd	Lexington	SC	1998	FLEETWOOD	GAFLW	GAFLW39A10753V411	14	66	S	13,596.56
Trujillo, Jesus	4216 Augusta Rd	Lexington	SC	1997	FLEETWOOD	CORO	NCFLV41A38219C013	14	66	S	13,261.68
Vanburen, Vannesia HA	08 Wildernes Rd	Lexington	SC	1987	RIVER KNOL	UNK	NCFLC01AG344108387	28	66	S	28,003.96
Vega Estrada, Jonathan	411 Cardinal Dr.	Lexington	SC	1993	OAKWOOD	HONC	26028CK3228063A&B	16	76	S	15,992.98
Walker, Sherwanda	02 Edge St	Lexington	SC	1996	FLEETWOOD	WESTON	GAFLT75A65587WE12	12	65	S	7,463.81
Washington, Dominique	514 Cardinal Ct.	Lexington	SC	1997	OAKWOOD	UNK	H0NC07708238	16	76	S	16,643.53
White, Louis	2700 Oakwood Dr	West Columbia	SC	1996	OAKWOOD	HONC	HONC07705469	16	70	S	14,065.04
Wicker, Carvella HAP	413 Cardinal Dr.	Lexington	SC	1985	FISHER	NCFC	NCFC1231	28	56	S	21,036.31
Williams, Brenda HAP	100 Hidden Valley Dr	Lexington	SC	2001	GENERAL	32345	GMGHA233027355AB	16	66	S	14,531.41
Williams, Christy	2700 Oakwood Dr	West Columbia	SC	1998	FLEETWOOD	2662	GAFLW39A18010V411	16	56	S	12,600.68
Williams, Eugene	4216 Augusta Rd	Lexington	SC	1993	FLEETWOOD	NCFLN	NCFLN41A24501EW	24	60	S	24,681.92
Williams, Kewon	100 Hidden Valley Dr	Lexington	SC	2002	OAKWOOD	UNK	HONC03322937	28	76	S	27,637.67
Williams, Marnie	09 Poppy Trail	Lexington	SC	1998	GOLD MEDA	1003	GCE1782	14	80	S	14,679.24
Williams, Tonia HAP	100 Hidden Valley Dr	Lexington	SC	1999	WEST	6763A	GAFLW07A43226BB12	14	70	S	10,993.37
Williamson, Christopher	100 Hidden Valley Dr	Lexington	SC	1995	CARR	CARRIA	CHAL0780	14	70	S	14,264.83
Wilson, Stacey	100 Hidden Valley Dr	Lexington	SC	1998	FLEETWOOD	2662	GAFLV39A09293V411	16	76	S	15,667.70
Wright, Rayona	20 Lilly Pond Rd	Lexington	SC	1988	OAKWOOD	HONC	HONC37614CK3300778	14	70	S	14,264.83
Zapata, Sandra	05 Edge St	Lexington	SC	1997	OAKWOOD	UNK	HOTN12C03666	14	70	S	10,175.51
											1,780,967